EXHIBIT 10.4
CLASS C CONFIRMATION

                               Confirmation to the
                          1992 ISDA Master(R) Agreement
                     relating to the Class C Swap Agreement
                                 Dated [.] 2004

GRACECHURCH CARD FUNDING (NO. 6) PLC

Re: Transaction between Barclays Bank PLC ("PARTY A") and Gracechurch Card Funding (No. 6) PLC ("PARTY B")

Dear Sirs:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between you and us on the Trade Date specified below (the "SWAP TRANSACTION"). References herein to a TRANSACTION shall be deemed to be references to a SWAP TRANSACTION for the purposes of the Definitions.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation incorporates the ISDA Master Agreement, including the schedule thereto (the "ISDA MASTER") dated as of [.] 2004, between you and us and this Confirmation, together with the ISDA Master, constitutes a single agreement (the "AGREEMENT"). All provisions contained in the ISDA Master apply to this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Party A:                           Barclays Bank PLC

     Party B:                           Gracechurch Card Funding (No. 6) PLC

     Trade Date:                        [.] 2004

     Effective Date:                    [.] 2004; provided, however, that
                                        effectiveness is subject to the issuance of the Notes and the receipt by the Series 04-1 Issuer on or prior to [.]
                                        2004 of unconditional confirmation that
                                        upon issue the Class C Notes will be
                                        rated Aaa by Moody's and AAA by Standard
                                        & Poor's.

     Termination Date:                  [.], subject to adjustment in accordance
                                        with the Following Business Day
                                        Convention, and subject to adjustment in accordance with Section 3.3 below

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     Business Days:                     Any day other than a Saturday, a Sunday
                                        or a day on which banking institutions
                                        in London, England or New York, New York are authorised or obliged by law to be closed

     Calculation Agent                  Party A

     INITIAL EXCHANGE AMOUNTS AND FINAL EXCHANGE AMOUNTS

     Party A Initial Exchange Amount:   GBP [.]

     Party A Initial Exchange Date:     Effective Date

     Party A Final Exchange Amount:     Party A Currency Amount on the
                                        Termination Date

     Party A Final Exchange Date:       Termination Date

     Party B Initial Exchange Amount:   USD [.]

     Party B Initial Exchange Date:     Effective Date

     Party B Final Exchange Amount:     Party B Currency Amount on the
                                        Termination Date

     Party B Final Exchange Date:       Termination Date

     PARTY A FLOATING RATE AMOUNTS

     Party A Floating Rate Payer:       Party A

     Party A Currency Amount:           USD [.] (subject to adjustment during
                                        the Redemption Period as set out herein)

     Party A Floating Rate Payer
     Period End Dates:                  The 15/th/ day of each calendar month
                                        from and including [.] to and including
                                        the Termination Date, in each case
                                        subject to adjustment in accordance with the Following Business Day Convention

     Party A Floating Rate Payer
     Payment Dates:                     Each Party A Floating Rate Payer Period
                                        End Date. Party A will provide a
                                        clearing system notice as to the amount
                                        to be paid on each Party A Floating Rate
                                        Payer Payment Date 2 Business Days prior to each such Party A Floating Rate Payer
                                        Payment Date

     Party A Floating Rate Option:      USD-LIBOR-BBA

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     Designated Maturity:               1 month, except for the initial
                                        calculation period which shall be the
                                        linear interpolation of [.] and [.]

     Spread:                            [.]%

     Party A Floating Rate
     Day Count Fraction:                Actual/360

     Reset Dates:                       First day of each Calculation Period

     Compounding:                       Inapplicable

     PARTY B FLOATING RATE AMOUNTS

     Party B Floating Rate Payer:       Party B

     Party B Currency Amount:           GBP [.] (subject to adjustment during
                                        the Redemption Period as set out below)

     Party B Floating Rate Payer
     Period End Dates:                  The 15/th/ day of each [.],[.],[.] and
                                        [.] to and including the Termination
                                        Date, in each case subject to adjustment in accordance with: (a) the Following
                                        Business Day Convention, and (b) the
                                        Redemption Period as set out below
                                        (following which the Party B Floating
                                        Rate Payer Period End Date shall be the
                                        Amended Party B Floating Rate Payer
                                        Period End Date)

     Party B Floating Rate Payer
     Payment Dates:                     15/th/ [.] and thereafter the 15/th/ day
                                        of each calendar month to and including
                                        the Termination Date, in each case
                                        subject to adjustment in accordance with the Following Business Day Convention

     Party B Floating Rate Option:      GBP-LIBOR-BBA

     Designated Maturity:               3 months (subject to adjustment during
                                        the Redemption Period as set out below), except for the initial calculation period which shall be the linear interpolation of [.] and [.]

     Spread:                            [.]%

     Party B Floating Rate
     Day Count Fraction:                A fraction, the numerator of which is
                                        the actual number of days in such
                                        Calculation Period and

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                                        the denominator of which is 365 (or 366
                                        in the case of any Calculation Period
                                        ending in a leap year) as calculated in
                                        accordance with the interest rate
                                        applicable to the Series 04-1 Class C
                                        Debt Amount

     Reset Dates:                       First day of each Calculation Period

     Compounding:                       Inapplicable

3.   DETAILS OF VARIATION TO AGREEMENT:

3.1 TAXATION: Neither Party A nor Party B is under any obligation to gross up any payments to be made under this Agreement for amounts withheld with respect to any Tax. In the event that a Tax is imposed such that Party B's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then Party A's payment obligation shall be reduced in proportion to the amount by which the payments to be made by Party B are so reduced. In the event that a Tax is imposed such that Party A's payment hereunder shall be net of the amount of any Taxes so withheld, accounted for, deducted or suffered, then (subject to the first sentence of this Section 3.1 and Section 3.2, 3.3 and 3.4 below) the payment obligations of Party B shall remain the same.

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3.2  INTEREST DEFERRAL:

(A1) The obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date will be reduced to the extent that, on such Party B Floating Rate Payer Payment Date, the amount of MTN Issuer Available Funds (Series 04-1 Class C), and hence the amount of Party B Available Funds (Series 04-1 Class C), is less than the Party B Floating Rate Amount calculated for such Party B Floating Rate Payer Payment Date (the amount of any such reduction, the "DEFERRED INTEREST AMOUNT" for that Party B Floating Rate Payer Payment Date). "MTN ISSUER AVAILABLE FUNDS (SERIES 04-1 CLASS C)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to Barclaycard Funding plc (the "MTN ISSUER") by the Receivables Trustee (and deposited in the Series 04-1 Distribution Account) on the related Distribution Date in respect of the Class C Monthly Finance Amount (provided that, for the avoidance of doubt, MTN Issuer Available Funds (Series 04-1 Class C) excludes any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts). "PARTY B AVAILABLE FUNDS (SERIES 04-1 CLASS C)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Party B Floating Rate Payer Payment Amount calculated for that Party B Floating Rate Payer Payment Date in accordance with the priority of payments set forth in the Trust Deed (provided that, for the avoidance of doubt, Party B Available Funds (Series 04-1 Class C) shall exclude any amounts received by Party B in respect of Further Interest on the Series 04-1 MTN Certificate).

     The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be reduced by an amount equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Reduction Ratio. The "REDUCTION RATIO" is a fraction equal to:

              Deferred Interest Amount
          --------------------------------
          Aggregate Party B Payment Amount

     The "AGGREGATE PARTY B PAYMENT AMOUNT" is equal to the Party B Floating Rate Amount, before any adjustment thereof in accordance with the terms of the provisions of this Section 3.2, that would otherwise have been payable on such Party B Floating Rate Payer Payment Date.

(B) In the event that, on any Party B Floating Rate Payer Payment Date, there are any MTN Issuer Make-up Funds (Series 04-1 Class C) and hence any Party B Make-up Funds (Series 04-1 Class C) (any such amount for the relevant Party B Floating Rate Payer Payment Date, an "ADDITIONAL PARTY B AMOUNT"), the obligation of Party B to pay the Party B Floating Rate Amount on any Party B Floating Rate Payer Payment Date shall be increased by the Additional Party B Amount.

     Accordingly, on such Party B Floating Rate Payer Payment Date, Party B shall pay the Party B Floating Rate Amount that would otherwise have been calculated for that Party

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     B Floating Rate Payer Payment Date as well as any Additional Party B
     Amount. "MTN ISSUER MAKE-UP FUNDS (SERIES 04-1 CLASS C)" means, in relation to any Party B Floating Rate Payer Payment Date, the aggregate amount of Finance Charge Collections and Acquired Interchange that is distributed by the Receivables Trustee to the MTN Issuer on the related Distribution Date by deposit to the Series 04-1 Distribution Account in respect of either of the following: (a) the Class C Deficiency Amount (if and to the extent that the same is attributable to the Class C Monthly Finance Amount for any earlier Distribution Date); and (b) the Class C Additional Finance Amount (if and to the extent that the same is attributable to the Class C Deficiency Amount for any earlier Distribution Date), provided that, for the avoidance of doubt, the MTN Issuer Make-up Funds (Series 04-1 Class C) shall exclude any amounts distributed by the Receivables Trustee to the MTN Issuer in respect of Excess Finance Charge Amounts. "PARTY B MAKE-UP FUNDS (SERIES 04-1 CLASS C)" means, in relation to any Party B Floating Rate Payer Payment Date, the amount that is available to Party B for payment of the Additional Party B Amount in accordance with the priority of payments set forth in the Trust Deed, provided that, for the avoidance of doubt, Party B Make-up Funds (Series 04-1 Class C) shall exclude any amounts received by Party B in respect of Further Interest on the Series 04-1 MTN Certificate.

     The obligation of Party A to pay the Party A Floating Rate Amount on any Party A Floating Rate Payer Payment Date will be increased by an amount (the "ADDITIONAL PARTY A AMOUNT") equal to the Party A Floating Rate Amount otherwise payable on such Party A Floating Rate Payer Payment Date (prior to any adjustment thereof in accordance with this Section 3.2) multiplied by the Increase Ratio. Accordingly, on such Party A Floating Rate Payer Payment Date, Party A shall pay the Party A Floating Rate Amount as well as the Additional Party A Amount. The "INCREASE RATIO" is a fraction equal to:

              Additional Party B Amount
          --------------------------------
          Aggregate Party B Payment Amount

3.3  REDEMPTION PERIOD.

     On the earliest to occur of (a) the Series 04-1 Scheduled Redemption Date in the event that the Series 04-1 Class C Debt Amount is not redeemed in full on such date, (b) the first distribution date for the Regulated Amortisation Period, or (c) the first distribution date for the Rapid Amortisation Period (any such event, a "REDEMPTION TRIGGER") then the following provisions shall apply.

     The "REDEMPTION PERIOD END DATE" is the earlier of (a) the Party B Floating Rate Payer Payment Date falling in [.], and (b) the date upon which the Series 04-1 Class C Debt Amount is redeemed in full.

     From the occurrence of the Redemption Trigger, the Termination Date shall be amended to be the Redemption Period End Date. The period from and including the date on which the Redemption Trigger occurs and the Redemption Period End Date is called the "REDEMPTION PERIOD".

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     During the Redemption Period:

     (a) the Party B Floating Rate Payer Period End Date shall be amended (each such Party B Floating Rate Payer Period End Date thereafter, an "AMENDED PARTY B FLOATING RATE PAYER PERIOD END DATE") to be the 15/th/ day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention, provided that if the Redemption Period commences on a day other than a date which would otherwise have been a Party B Floating Rate Payer Period End Date (but for adjustment in accordance with this Section 3.3) then the first Amended Party B Floating Rate Payer Period End Date shall be the Party B Floating Rate Payer Period End Date which would have occurred but for adjustment in accordance with this Section 3.3 and thereafter each Amended Party B Floating Rate Payer Period End Date shall be the 15/th/ day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention; and

     (b) the Designated Maturity for Party B shall change to 1 month commencing on the first Amended Party B Floating Rate Payer Period End Date.

3.4 AMORTISATION OF PARTY A CURRENCY AMOUNT AND PARTY B CURRENCY AMOUNT DURING REDEMPTION PERIOD

     During the Redemption Period, on each Party B Floating Rate Payer Period End Date (including the Series 04-1 Scheduled Redemption Date if the Redemption Trigger falls on the Series 04-1 Scheduled Redemption Date), the Party B Currency Amount shall be reduced (for the next following Calculation Period for Party B) by the amount on deposit on that Party B Floating Rate Payer Period End Date in the Series 04-1 Issuer Account and referable to the Series 04-1 Class C Debt Amount and credited to the Class C Notes Principal Ledger (the amount of such reduction, the "PARTY B AMORTISATION AMOUNT"). On each Party B Floating Rate Payer Payment Date corresponding to such Party B Floating Rate Payer Period End Date, Party B shall pay to Party A an amount equal to the Party B Amortisation Amount.

     During the Redemption Period, on each Party A Floating Rate Payer Period End Date (including the Series 04-1 Scheduled Redemption Date if the Redemption Trigger occurs on the Series 04-1 Scheduled Redemption Date), the Party A Currency Amount shall be reduced (for the next following Calculation Period for Party A) by an amount (the "PARTY A AMORTISATION AMOUNT") calculated as specified below. The Party A Amortisation Amount is equal to A x B/C where:

     A = the Party A Currency Amount calculated on the Effective Date

     B = the Party B Amortisation Amount applicable on the Party B Floating Rate Payer Period End Date occurring on such Party A Floating Rate Payer Period End Date

     C = the Party B Currency Amount calculated on the Effective Date.

     On each Party A Floating Rate Payer Payment Date, Party A shall pay to Party B an amount equal to the Party A Amortisation Amount, if any.

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     If the Termination Date occurs at the end of the Redemption Period, to the extent that, on the Termination Date, there are no funds in respect of principal deposited in the Series 04-1 Distribution Account for Class C, and hence no funds (in respect of principal) deposited by the MTN Issuer in the Series 04-1 Issuer Account and referable to the Series 04-1 Class C Debt Amount, on and with effect from on the Termination Date each of the Party B Currency Amount and the Party A Currency Amount shall be reduced to zero.

4.   ACCOUNT DETAILS

          Account for       Barclays Bank PLC
          Payments to       SWIFT: BARCGB22
          Party A in GBP:   Sort code: 20-00-00
                            Beneficiary: Barclays Swaps
                            Beneficiary Account: [00152021]

          Account for       Barclays Bank PLC NY
          Payments to       SWIFT: BARCUS33
          Party A in USD    Beneficiary: Barclays Swaps and Options Group NY
                            Beneficiary Account: [050-01922-8]

          Account for       Barclays Bank PLC
          Payments to       Sort code: 20-19-90
          Party B in GBP:   Account number: [.]

          Account for       Barclays Bank PLC
          Payments to       Sort code: 20-19-90
          Party B in USD:   Account number: [.]

5.   CONTACT FOR PARTY A DOCUMENTATION AND OPERATIONS:

     Barclays Bank PLC
     Attention:             Derivatives Director, Legal Division (marked urgent)
     Telephone:             +44 20 7773 2224
     Fax No:                +44 20 7773 4932

6.   GOVERNING LAW: England

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                        BARCLAYS BANK PLC


                                        By:

                                        Title:

                                        Confirmed as of the date first written:

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                                        GRACECHURCH CARD FUNDING (NO. 6) PLC


                                        By:

                                        Title: Authorised Signatory


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